                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 13, 2002


                             HELMERICH & PAYNE, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                         1-4221                        73-0679879
--------------------------------------------------------------------------------
(State or other             (Commission File                (I.R.S. Employer
jurisdiction of                 Number)                      Identification
incorporation)                                                   Number)


Utica at Twenty-first Street, Tulsa, Oklahoma                   74114
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


                                 (918) 742-5531
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



                               Page 1 of 8 Pages.

Item 9. Regulation FD Disclosure.

         On November 13, 2002, Helmerich & Payne, Inc. issued the following press release:

         "TULSA, OK., -- Helmerich & Payne, Inc. announced net income of $63,517,000 ($1.26 per share, on a diluted basis) for the fiscal year ended September 30, 2002, compared with net income for the previous year of $144,254,000 ($2.84 per share). Net income includes gains from the sale of equity securities of $0.30 per share for fiscal 2002, and $0.01 per share for fiscal 2001. Fourth quarter net income was $8,823,000 ($0.17 per share, on a diluted basis), compared with net income of $28,228,000 ($0.56 per share) for last year's fourth quarter. Non-cash write-downs of some of the smaller investments held in the Company's investment portfolio resulted in a $0.01 per share negative impact on earnings included in fourth quarter net income for both 2002 and 2001.

                  Included in net income for fiscal 2002 was $9,811,000 ($0.19 per share) of income from discontinued operations related to the Company's former exploration and production business (Cimarex Energy Co. [NYSE/XEC]) which was spun off from Helmerich & Payne, Inc. and merged with Key Production Company, Inc. on September 30, 2002. Net income from discontinued operations for fiscal 2001 was $63,787,000 ($1.26 per share). Included in reported fourth quarter net income was income from discontinued operations of $3,924,000 ($0.07 per share) for fiscal 2002 and a loss of $24,000 ($0.00 per share) for fiscal 2001. Cimarex has scheduled their third quarter earnings release and conference call for this Friday, November 15, 2002.

                  The Company's results for the fiscal year and fourth quarter were $0.05 per share below the lower end of the Company's earnings guidance provided earlier in the year. From the Company's perspective, the shortfall was due to $0.04 per share of unanticipated, non-cash items and $0.01 per share relating to slightly higher than anticipated transaction costs for the spin-off and merger of Cimarex. The unanticipated non-cash items included higher producing property impairment charges ($0.02 per share) in its discontinued exploration and production business, a non-cash write-down of portfolio securities ($0.01 per share) and an additional non-cash pension expense ($0.01 per share) related to a fourth quarter actuarial adjustment for FY 2002. Increases in pension and health insurance costs were the main contributors to higher general and administrative expense for the year and in the fourth quarter.

         Operations Review

                  Total Contract Drilling Division operating profit for fiscal 2002 was $82,309,000, down significantly from the division's record setting fiscal 2001 operating profit of $136,166,000. Lower rig activity in both domestic and international operations was the major factor in lower division operating profit. Domestic operating profit fell 36% to $69,181,000 in 2002, from $107,691,000 in fiscal 2001. U.S.
         land and offshore platform rig utilizations averaged 84% and 83%, respectively, during fiscal 2002, compared with 97% and 98%, respectively, during fiscal 2001. Additionally, average land rig revenue per day declined by 13% to $12,375 per day during fiscal 2002, compared with $14,230 per day during fiscal 2001.

                  International operating profit declined by 54% to $13,128,000 in fiscal 2002, from $28,475,000 in fiscal 2001. Rig utilizations fell from an average of 56% during fiscal 2001, to 51% in fiscal 2002. The most significant declines in international operating profit occurred in Colombia and Venezuela where rig activity declined appreciably during the year. Venezuela was also negatively impacted by currency devaluation losses totaling approximately $4,400,000 during the year, compared with approximately $800,000 the previous year.

                  During this year's fourth quarter, total Contract Drilling Division operating profit fell to $14,760,000, from $17,907,000 during the third quarter of fiscal 2002. Domestic operating profit fell to $13,472,000 during this year's fourth quarter, compared with $14,360,000 during the third quarter. Most of the decline was a result of reduced activity in the Company's Gulf of Mexico offshore platform rig operations. Total fourth quarter utilizations were 85% for U.S. land and 65% for offshore platform rigs. During the third quarter of fiscal 2002, U.S. land rig utilization was 85% and offshore platform rig utilization was 81%. Although fourth quarter average U.S. land rig revenue per day rose to $11,602 per day, from $11,501 during the third quarter of fiscal 2002, U.S. land rig operating profit was down slightly due to increased operating expenses.

                  Fourth quarter international contract drilling operating profit was $1,288,000, compared with $3,547,000 during the third quarter of this year. Most of the reduction was a result of lower rig activity and profitability in

         Venezuela and Colombia. During the fourth quarter, there was a $1,339,000 devaluation loss in Venezuela, compared with a $500,000 devaluation loss during the third quarter.

                  H&P rig activity is improving in Venezuela for the first time in two years. Two deep rigs are mobilizing and will return to work by early December on two-year contracts. The Company is optimistic that another two deep rigs will return to work later in December on two-year contracts. These additional four rigs will join three rigs already working, for a total of seven deep rigs operating in Venezuela by the end of December.

                  The Company President and C.E.O., Hans Helmerich commented, 'Although total U.S. industry land rig activity has remained softer than anticipated, the Company's utilization rates, particularly for the FlexRig(TM)*, continue to outpace the industry average. We look for customer spending to pick up in 2003 as gas storage numbers improve and the visibility for economic growth becomes clearer.'

                  On September 5, 2002, the Company announced fiscal 2003 earnings guidance under two scenarios, both of which include the assumption that international operating profit would improve modestly, beginning in the second quarter. Under one scenario, should U.S. land rig dayrates and offshore platform rig utilization improve during the Company's third and fourth quarter of fiscal 2003, earnings could reach $0.90 to $1.00 per share for the year. Under a less optimistic scenario, U.S. land and offshore platform rig dayrates and utilizations would remain flat during 2003. Under the second scenario, fiscal 2003 earnings would approximate $0.60 per share. Under either scenario, net income for the first quarter of 2003 is estimated to be $0.07 per share due to lower utilization of U.S. offshore platform rigs and higher interest expense, compared to the fourth quarter of fiscal 2002.

                  Helmerich & Payne, Inc. (HP/NYSE) is a contract drilling company that owns 68 U.S. land rigs, 12 U.S. platform rigs located in the Gulf of Mexico, and 33 rigs located in South America, or a total of 113 rigs. Of the 68 U.S. land rigs currently available, 28 are the H&P-designed FlexRig. The Company is scheduled to complete the construction of an additional 15 FlexRigs to be put in service over the next 8 to 10 months.

*FlexRig(TM) hereinafter referred to as FlexRig

                  Helmerich and Payne, Inc.'s conference call/webcast is scheduled for this afternoon at 3:00 ET (2:00 CT). To listen, go to http://www.firstcallevents.com/service/ajwz369355961gf12.html. If you are unable to participate during the live webcast, the call will be archived for 60 days on the website listed above as well as on H&P's website at www.hpinc.com.

                  The information to be disclosed in the conference call and webcast shall include forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by H&P from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, H&P's actual results may differ materially from those indicated or implied by such forward-looking statements."

                             HELMERICH & PAYNE, INC.
                                    UNAUDITED
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

CONSOLIDATED CONDENSED BALANCE SHEETS                        09/30/02         09/30/01
-------------------------------------                      ------------     ------------
ASSETS
 Total current assets                                      $    178,751     $    300,400
 Net assets of discontinued operations                               --          135,257
 Investments                                                    146,855          200,286
 Net property, plant, and equipment                             897,445          650,051
 Other assets                                                     4,262           14,127
                                                           ------------     ------------
TOTAL ASSETS                                               $  1,227,313     $  1,300,121
                                                           ============     ============

LIABILITIES AND SHAREHOLDERS' EQUITY
 Total current liabilities                                 $     72,899     $     76,420
 Total noncurrent liabilities                                   158,354          147,224
 Long-term debt                                                 100,000           50,000
 Total Shareholders' Equity                                     896,060        1,026,477
                                                           ------------     ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $  1,227,313     $  1,300,121
                                                           ============     ============

CONSOLIDATED STATEMENTS OF INCOME                        Quarter Ended                 Twelve Months Ended
---------------------------------                 ---------------------------      ---------------------------
                                                   9/30/2002      9/30/2001          9/30/2002      9/30/2001
                                                                          (in thousands)
                                                  ------------------------------------------------------------

REVENUES
Operating revenues                                $   115,196     $   146,380      $   482,484     $   498,957
     Income from investments                               81             363           28,444          10,317
                                                  -----------     -----------      -----------     -----------
                                                      115,277         146,743          510,928         509,274
                                                  -----------     -----------      -----------     -----------
COSTS AND EXPENSES
     Operating Costs                                   77,478          77,492          312,005         287,690
     Depreciation and amortization                     17,321          13,210           61,447          49,532
     Taxes, other than income taxes                     6,240           6,650           26,641          22,465
     General and Administrative                         4,746           3,319           18,635          14,909
     Interest                                             712             381              980           1,701
                                                  -----------     -----------      -----------     -----------
                                                      106,497         101,052          419,708         376,297
                                                  -----------     -----------      -----------     -----------

INCOME FROM CONTINUING OPERATIONS BEFORE
  INCOME TAXES AND EQUITY IN INCOME
   OF AFFILIATES                                        8,780          45,691           91,220         132,977

PROVISION FOR INCOME TAXES                              4,416          18,209           40,573          54,689
EQUITY IN INCOME OF AFFILIATES
  net of income taxes                                     535             770            3,059           2,179
                                                  -----------     -----------      -----------     -----------
INCOME FROM CONTINUING OPERATIONS                       4,899          28,252           53,706          80,467
INCOME FROM DISCONTINUED OPERATIONS                     3,924             (24)           9,811          63,787

                                                  ===========     ===========      ===========     ===========
NET INCOME                                        $     8,823     $    28,228      $    63,517     $   144,254
                                                  ===========     ===========      ===========     ===========

BASIC EARNINGS PER COMMON SHARE:
  INCOME FROM CONTINUING OPERATIONS               $      0.10     $      0.57      $      1.08     $      1.61
  INCOME FROM DISCONTINUED OPERATIONS                    0.08            0.00             0.19            1.27
                                                  -----------     -----------      -----------     -----------
  NET INCOME                                      $      0.18     $      0.57      $      1.27     $      2.88
                                                  ===========     ===========      ===========     ===========
DILUTED EARNINGS PER COMMON SHARE:
  INCOME FROM CONTINUING OPERATIONS               $      0.10     $      0.56      $      1.07     $      1.58
  INCOME FROM DISCONTINUED OPERATIONS                    0.07            0.00             0.19            1.26
                                                  -----------     -----------      -----------     -----------
  NET INCOME                                      $      0.17     $      0.56      $      1.26     $      2.84
                                                  ===========     ===========      ===========     ===========

AVERAGE COMMON SHARES OUTSTANDING:
  Basic                                                49,921          49,907           49,825          50,096
  Diluted                                              50,461          50,267           50,345          50,772

                             HELMERICH & PAYNE, INC.
                                    UNAUDITED
                                 (IN THOUSANDS)

                                                 THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                                     SEPTEMBER 30                     SEPTEMBER 30
                                                2002              2001            2002             2001
                                             -----------      -----------      -----------     -----------

FINANCIAL RESULTS - LINES OF BUSINESS

SALES AND OTHER REVENUES:

Contract Drilling - Domestic                 $    84,325      $   103,630      $   335,704     $   332,399
Contract Drilling - International                 28,980           40,544          138,623         154,890
                                             -----------      -----------      -----------     -----------
      Total Contract Drilling Division           113,305          144,174          474,327         487,289
                                             -----------      -----------      -----------     -----------

 Real Estate Division                              1,876            2,192            8,525          11,018
 Investments and Other Income                         96              377           28,076          10,967
                                             -----------      -----------      -----------     -----------
      Total Revenues                         $   115,277      $   146,743      $   510,928     $   509,274
                                             ===========      ===========      ===========     ===========

OPERATING PROFIT (LOSS):

 Contract Drilling - Domestic                $    13,472      $    39,696      $    69,181     $   107,691
 Contract Drilling - International                 1,288            9,164           13,128          28,475
                                             -----------      -----------      -----------     -----------
      Total Contract Drilling Division            14,760           48,860           82,309         136,166
                                             -----------      -----------      -----------     -----------

 Real Estate Division                                991            1,003            5,064           6,315
                                             -----------      -----------      -----------     -----------
      Total Operating Profit                      15,751           49,863           87,373         142,481
                                             -----------      -----------      -----------     -----------

OTHER                                             (6,971)          (4,172)           3,847          (9,504)

INCOME BEFORE INCOME TAXES AND
                                             -----------      -----------      -----------     -----------
 EQUITY IN INCOME OF AFFILIATES:             $     8,780      $    45,691      $    91,220     $   132,977
                                             ===========      ===========      ===========     ===========

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         HELMERICH & PAYNE, INC.
                                             (Registrant)



                                         By:  /s/ STEVEN R. MACKEY
                                             ----------------------------------
                                             Name:  Steven R. Mackey
                                             Title: Vice President



Dated:   November 13, 2002